Exhibit 99.1

FOR IMMEDIATE RELEASE

May 30, 2023

Desktop Metal, Inc. Adopts Limited Duration Shareholder Rights Plan

BOSTON, May 30, 2023 /BUSINESS WIRE/ -- The Board of Directors of Desktop Metal, Inc. (NYSE: DM) (“Desktop Metal” or the “Company”) announced that it adopted a limited duration shareholder rights plan on May 26, 2023, which is scheduled to expire on the earlier of (i) July 24, 2024 and (ii) the effective date of the merger announced yesterday contemplated between the Company and Stratasys Ltd. (Nasdaq: SSYS) (“Stratasys”).

The Board of Directors believes that the rights plan will maximize shareholder value in connection with the transaction by promoting the fair and equal treatment of all shareholders of the Company and ensuring that the Board remains in the best position to discharge its fiduciary duties to the Company and its shareholders. The rights plan will guard against open market accumulations and other coercive tactics aimed at gaining control of the Company without paying all shareholders a full control premium for their shares. The rights plan will not prevent any person from making a superior proposal pursuant to the terms of the merger agreement.

Under the plan, one preferred stock purchase right will be distributed for each share of common stock held by shareholders of record on June 9, 2023. Under certain circumstances, each right will entitle shareholders to buy one one-thousandth of a share of newly-created Series A Junior Participating Preferred Stock of the Company at an exercise price of $9.00. The Company’s Board of Directors will be entitled to redeem the rights at $0.0001 per right at any time before a person or group has acquired 15% or more of the outstanding common stock. The rights will expire on the earlier of (i) July 24, 2024 and (ii) the effective date of the merger contemplated between the Company and Stratasys, subject to the Company’s right to extend such date, unless earlier redeemed or exchanged by the Company or terminated.

Subject to limited exceptions, if a person or group acquires 15% or more of the Company’s common stock or announces a tender offer and the consummation of that offer would result in such ownership (we refer to such a person or group as an “acquiring person”), each right will entitle its holder to purchase, at the right’s then-current exercise price, a number of shares of common stock having a market value at that time of twice the right’s exercise price. Rights held by the acquiring person will become void and will not be exercisable. If the Company is acquired in a merger or other business combination transaction that has not been approved by the Board of Directors after the rights become exercisable, each right will entitle its holder to purchase, at the right’s then-current exercise price, a number of shares of the acquiring company’s common stock having a market value at that time of twice the right’s exercise price.

The dividend distribution to establish the new rights plan will be payable to shareholders of record on June 9, 2023. The rights distribution is not taxable to shareholders. Further details about the rights plan will be contained in a Form 8-K to be filed by the Company with the U.S. Securities and Exchange Commission.

About Desktop Metal

Desktop Metal (NYSE:DM) is driving Additive Manufacturing 2.0, a new era of on-demand, digital mass production of industrial, medical, and consumer products. Our innovative 3D printers, materials, and software deliver the speed, cost, and part quality required for this transformation. We’re the original inventors and world leaders of the 3D printing methods we believe will empower this shift, binder jetting and digital light processing. Today, our systems print metal, polymer, sand and other ceramics, as well as foam and recycled wood. Manufacturers use our technology worldwide to save time and money, reduce waste, increase flexibility, and produce designs that solve the world’s toughest problems and enable once-impossible innovations. Learn more about Desktop Metal and our #TeamDM brands at www.desktopmetal.com.

Cautionary Language Concerning Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.

Such forward-looking statements include statements relating to the proposed transaction between Stratasys and Desktop Metal, including statements regarding the benefits of the transaction and the anticipated timing of the transaction, and information regarding the businesses of Stratasys and Desktop Metal, including expectations regarding outlook and all underlying assumptions, Stratasys’ and Desktop Metal’s objectives, plans and strategies, information relating to operating trends in markets where Stratasys and Desktop Metal operate, statements that contain projections of results of operations or of financial condition and all other statements other than statements of historical fact that address activities, events or developments that Stratasys or Desktop Metal intends, expects, projects, believes or anticipates will or may occur in the future. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. All statements in this communication, other than statements of historical fact, are forward-looking statements that may be identified by the use of the words “outlook,” “guidance,” “expects,” “believes,” “anticipates,” “should,” “estimates,” and similar expressions. These forward-looking statements involve known and unknown risks and uncertainties, which may cause Stratasys’ or Desktop Metal’s actual results and performance to be materially different from those expressed or implied in the forward-looking statements. Factors and risks that may impact future results and performance include, but are not limited to those factors and risks described in Item 3.D “Key Information - Risk Factors”, Item 4 “Information on the Company”, and Item 5 “Operating and Financial Review and Prospects” in Stratasys’ Annual Report on Form 20-F for the year ended December 31, 2022 and Part 1, Item 1A, “Risk Factors” in Desktop Metal’s Annual Report on Form 10-K for the year ended December 31, 2022, each filed with the Securities and Exchange Commission (the “SEC”), and in other filings by Stratasys and Desktop Metal with the SEC. These include, but are not limited to: the ultimate outcome of the proposed transaction between Stratasys and Desktop Metal, including the possibility that Stratasys or Desktop Metal shareholders will reject the proposed transaction; the effect of the announcement of the proposed transaction on the ability of Stratasys and Desktop Metal to operate their respective businesses and retain and hire key personnel and to maintain favorable business relationships; the timing of the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction; the ability to satisfy closing conditions to the completion of the proposed transaction (including any necessary shareholder approvals); other risks related to the completion of the proposed transaction and actions related thereto; changes in demand for Stratasys’ or Desktop Metal’s products and services; global market, political and economic conditions, and in the countries in which Stratasys and Desktop Metal operate in particular; government regulations and approvals; the extent of growth of the 3D printing market generally; the global macro-economic environment, including headwinds caused by inflation, rising interest rates, unfavorable currency exchange rates and potential recessionary conditions; the impact of shifts in prices or margins of the products that Stratasys or Desktop Metal sells or services Stratasys or Desktop Metal provides, including due to a shift towards lower margin products or services; the potential adverse impact that recent global interruptions and delays involving freight carriers and other third parties may have on Stratasys’ or Desktop Metal’s supply chain and distribution network and consequently, Stratasys’ or Desktop Metal’s ability to successfully sell both existing and newly-launched 3D printing products; litigation and regulatory proceedings, including any proceedings that may be instituted against Stratasys or Desktop Metal related to the proposed transaction; impacts of rapid technological change in the additive manufacturing industry, which requires Stratasys and Desktop Metal to continue to develop new products and innovations to meet constantly evolving customer demands and which could adversely affect market adoption of Stratasys’ or Desktop Metal’s products; and disruptions of Stratasys’ or Desktop Metal’s information technology systems.

These risks, as well as other risks related to the proposed transaction, will be included in the registration statement on Form F-4 and joint proxy statement/prospectus that will be filed with the Securities and Exchange Commission (“SEC”) in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form F-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to Stratasys’ and Desktop Metal’s respective periodic reports and other filings with the SEC, including the risk factors identified in Stratasys’ and Desktop Metal’s Annual Reports on Form 20-F and Form 10-K, respectively, and Stratasys’ Form 6-K reports that published its results for the quarter ended March 31, 2023, which it furnished to the SEC on May 16, 2023, and Desktop Metal’s most recent Quarterly Reports on Form 10-Q. The forward-looking statements included in this communication are made only as of the date hereof. Neither Stratasys nor Desktop Metal undertakes any obligation to update any forward-looking statements to reflect subsequent events or circumstances, except as required by law.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Additional Information about the Transaction and Where to Find It

In connection with the proposed transaction, Stratasys intends to file with the SEC a registration statement on Form F-4 that will include a joint proxy statement of Stratasys and Desktop Metal and that also constitutes a prospectus of Stratasys. Each of Stratasys and Desktop Metal may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the joint proxy statement/prospectus or registration statement or any other document that Stratasys or Desktop Metal may file with the SEC. The definitive joint proxy statement/prospectus (if and when available) will be mailed to shareholders of Stratasys and Desktop Metal. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the registration statement and joint proxy statement/prospectus (if and when available) and other documents containing important information about Stratasys, Desktop Metal and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with, or furnished, to the SEC by Stratasys will be available free of charge on Stratasys’ website at https://investors.stratasys.com/sec-filings. Copies of the documents filed with the SEC by Desktop Metal will be available free of charge on Desktop Metal’s website at https://ir.desktopmetal.com/sec-filings/all-sec-filings.

Participants in the Solicitation

Stratasys, Desktop Metal and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Stratasys, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Stratasys’ proxy statement for its 2022 Annual General Meeting of Shareholders, which was filed with the SEC on August 8, 2022, and Stratasys’ Annual Report on Form 20-F for the fiscal year ended December 31, 2022, which was filed with the SEC on March 3, 2023. Information about the directors and executive officers of Desktop Metal, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Desktop Metal’s proxy statement for its 2023 Annual Meeting of Stockholders, which was filed with the SEC on April 25, 2023 and Desktop Metal’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on March 1, 2023. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Stratasys or Desktop Metal using the sources indicated above.

Media:

Sarah Webster

sarahwebster@desktopmetal.com

(724) 516-2336

Investor Relations:

Jay Gentzkow

jaygentzkow@desktopmetal.com

(781) 730-2110